— Q4 Fiscal 2023 Supplemental Information November 13, 2023

Certain information in this presentation constitutes forward-looking statements as contemplated by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, current views and estimates of our outlook for fiscal 2023, other future economic circumstances, industry conditions in domestic and international markets, our performance and financial results (e.g., debt levels, return on invested capital, value-added product growth, capital expenditures, tax rates, access to foreign markets and dividend policy). These forward-looking statements are subject to a number of factors and uncertainties that could cause our actual results and experiences to differ materially from anticipated results and expectations expressed in such forward-looking statements. We wish to caution readers not to place undue reliance on any forward-looking statements, which are expressly qualified in their entirety by this cautionary statement and speak only as of the date made. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the factors that may cause actual results and experiences to differ from anticipated results and expectations expressed in such forward-looking statements are the following: (i) global pandemics have had, and may in the future have, an adverse impact on our business and operations; (ii) the effectiveness of our financial excellence programs; (iii) access to foreign markets together with foreign economic conditions , including currency fluctuations, import/export restrictions and foreign politics; (iv) cyber attacks, other cyber incidents, security breaches or other disruptions of our information technology systems; (v) risks associated with our failure to consummate favorable acquisition transactions or integrate certain acquisitions' operations; (vi) the Tyson Limited Partnership’s ability to exercise significant control over the Company; (vii) fluctuations in the cost and availability of inputs and raw materials, such as live cattle, live swine, feed grains (including corn and soybean meal) and energy; (viii) market conditions for finished products, including competition from other global and domestic food processors, supply and pricing of competing products and alternative proteins and demand for alternative proteins; (ix) outbreak of a livestock disease (such as African swine fever (ASF), avian influenza (AI) or bovine spongiform encephalopathy (BSE)), which could have an adverse effect on livestock we own, the availability of lives tock we purchase, consumer perception of certain protein products or our ability to conduct our operations; (x) changes in consumer preference and diets and our ability to identify and react to consumer trends; (xi) effectiveness of advertising and marketing programs; (xii) significant marketing plan changes by large customers or loss of one or more large customers; (xiii) our ability to leverage brand value propositions; (xiv) changes in availability and relative costs of labor and contract farmers and our ability to maintain good relationships with team members, labor unions, contract farmers and independent producers providing us livestock, including as a result of our plan to relocate certain corporate team members to our world headquarters in Springdale, Arkansas; (xv) issues related to food safety, including costs resulting from product recalls, regulatory compl iance and any related claims or litigation; (xvi) the effect of climate change and any legal or regulatory response thereto; (xvii) compliance with and changes to regulations and laws (both domestic and foreign), including changes in accounting standards, tax laws, environmental laws, agricultural laws and occupational, health and safety laws; (xviii) adverse results from litigation; (xix) risks associated with leverage, including cost increases due to rising interest rates or changes in debt ratings or outlook; (xx) impairment in the carrying value of our goodwill or indefinite life intangible assets; (xxi) our participation in a multiemployer pension plan; (xxii) volatility in capital markets or interest rates; (xxiii) risks associated with our commodity purchasing activities; (xxiv) the effect of, or changes in, general economic conditions; (xxv) impacts on our operations caused by factors and forces beyond our control, such as natural disasters, fire, bioterrorism, pandemics, armed conflicts or extreme weather; (xxvi) failure to maximize or assert our intellectual property rights; (xxvii) effects related to changes in tax rates, valuation of deferred tax assets and liabilities, or tax laws and their interpretation; and (xxviii) the other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commiss ion, including those included under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and Quarterly reports on Form 10-Q. This presentation contains the financial measures “EBITDA,” “Adjusted EBITDA,” “Adjusted EPS”, “Adjusted Operating Income” and “Adjusted Operating Margin” which are not calculated in accordance with U.S. GAAP. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measure has been provided in the Appendix. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company's reported GAAP results. Forward-Looking Statements Non-GAAP Financial Measures

4Q23 Key Messages 1 2 3 TYSON FOODS, INC. NOVEMBER 13, 2023 3 Seeing tangible benefits of our actions to wrap up challenging FY23 Continued sequential earnings improvement in Q4, led by Chicken Focused on what we can control – including capital spend 4 Focused on driving long-term value for shareholders

Share growth in both Focus 6 Foodservice and Retail Core Business Lines TYSON FOODS, INC. NOVEMBER 13, 2023 4 Source: Tyson Proprietary Brand Health Tracking, Q4 FY23; Retail: NielsenIQ, Total U.S. xAOC, EQ Volume Share Growth vs. YAG, Custom Database, 13 weeks ending Q4; Foodservice: NPD Focus 6 categories 13 weeks ending August 2023. Core Business Lines includes Tyson RVAP; Jimmy Dean frozen breakfast and breakfast sausage; Ball Park hot dogs; Hillshire Farm lunchmeat, smoked sausage, and snacking; branded bacon; State Fair corn dogs; and Aidells smoked sausage Focus 6 includes value added chicken, breakfast sausage, dinner sausage, pepperoni pizza toppings, bacon, and Philly steak 26.0 27.1 Q4 2023 Tyson Pound Share Pound Share and YoY Chg Q4 2022 +1.1pts Retail Core Business Lines Focus 6 Foodservice 31.6 31.8 Q4 2023 Q4 2022 +0.2pts Brand Strength Relative to Competition 44% 33% 38% 41% 27% 40% 26% 9% 8% 5% 7% 12% 15% 23% Frozen Nuggets Frozen Strips Frozen Breakfast Sandwiches Raw Breakfast Sausage Lunchmeat Smoked Sausage Rope Hot Dogs % Favorite Brand Among Category Buyers

Segment Highlights

Prepared Foods

- Brands share continued to perform well
- Solid year with strong AOI[1] growth

Chicken

- 2nd consecutive quarter of $100M+ sequential AOI[1] improvement
- Ongoing operational improvements and lower grain costs drove solid 4Q23 results

Beef

- Rising cattle costs, limited export opportunity led to tighter spreads in FY23
- Timing of meaningful heifer retention and herd rebuild still uncertain

Pork

- Supply/demand imbalances impacted spreads for most of FY23
- Improving operations and spreads drove sequential and YoY AOI[1] growth in 4Q23

[1] Represents a non-GAAP financial measure. Adjusted EPS, adjusted operating income and adjusted operating margin are explained andreconciled to comparable GAAP measures in the Appendix.

TYSON FOODS, INC. NOVEMBER 13, 2023
5

6 Fiscal 2024 Priorities – Controlling the Controllables Our Priorities Win with customers and consumers Win with team members Win with excellence in execution 1 Focus on capex & working capital to drive cash flow & support dividend 2 Continually optimize manufacturing footprint & network design 3 Restore performance in Chicken; sustain strength in Prepared Foods 4 Manage Beef through cattle cycle; drive efficiencies in Pork

Sales, AOI and EPS performance

Fourth Quarter and FY23 vs Comparable Prior Year Periods

SALES
(in millions of dollars)



$13,737
$13,348
4Q22
4Q23

- Sales decline driven by Pork and Chicken

ADJUSTED OPERATING INCOME[1]
(in millions of dollars)



$823
-$16
-$192
-$308
-$71
$236
Q4 2022 AOI
Net Volume Impact[2]
Sales Price/Mix[3]
COGS Price/Mix[4]
SG&A[5]
Q4 2023 AOI

- **Sales Price/mix** decreased due to weakness in Pork and Chicken pricing
- **COGS** price/mix up due to increase in cattle costs, unfavorable year over year derivative impact and inventory lower of cost or net realizable value adjustments partially offset by lower hog costs, reduced outside meat purchases in Chicken and lower raw material costs in Prepared Foods
- Productivity savings had a positive impact on margins

ADJUSTED EPS[1]
(in dollars per share)



$1.63
$0.15
$0.37
4Q22
3Q23
4Q23

- Sequential improvement driven by Chicken and lower tax rate

[1] Represents a non-GAAP financial measure. Adjusted EPS, adjusted operating income and adjusted operating margin are explained and reconciled to comparable GAAP measures in the Appendix.
[2] Represents the net impact of the change in Sales and change in COGS attributable to increased sales volumes.
[3] Excludes the impact of a $118 million of legal contingency accrual recognized in the fourth quarter of fiscal 2023 as a reduction to Sales.
[4] Excludes the impacts of $215 million of plant closure charges, $19 million of China plant relocation remuneration, $17 million of product line discontinuation charges, $6 million of restructuring and related charges and $4 million of production facilities fire costs, net of proceeds in the fourth quarter of fiscal 2023 and $18 million of restructuring and elated charges and $9 million of production facilities fire proceeds, net of costs in the fourth quarter of fiscal 2022.
[5] Excludes the impacts of $25 million and $48 million of restructuring and related charges in the fourth quarter of fiscal 2023 and fourth quarter of fiscal 2022, respectively.

TYSON FOODS, INC. NOVEMBER 13, 2023
7

Retail Brands continue to drive strong performance in Prepared Foods

Fourth Quarter and FY23 vs Comparable Prior Year Periods

SALES
(in millions of dollars)



$2,516
$2,502
$9,689
$9,845
4Q22
4Q23
FY22
FY23

Sales Development		Volume		Price
4Q23 vs. 4Q22	↑	1.0%	↓	(1.6)%
FY23 vs. FY22	↑	0.3%	↑	1.3%

ADJUSTED OPERATING INCOME[1]
(in millions of dollars)



$147
$151
$782
$889
4Q22
4Q23
FY22
FY23

Adj Operating Margin[1]

4Q22	4Q23	FY22	FY23
5.8%	6.0%	8.1%	9.0%

HIGHLIGHTS

- 4Q23 volume increased due to growth in retail reflecting strength of brands
- 4Q23 average sales price decreased due to lower bacon prices
- 4Q23 operating income increased modestly due to lower raw material costs and productivity gains partially offset by lower sales, increased MAP, and startup costs



HILLSHIRE
Jimmy Dean
Meat Lovers
MORNING COMBOS

[1] Represents a non-GAAP financial measure. Adjusted EPS, adjusted operating income and adjusted operating margin are explained and reconciled to comparable GAAP measures in the Appendix.

TYSON FOODS, INC. NOVEMBER 13, 2023
8

Improving trajectory in Chicken

Fourth Quarter and FY23 vs Comparable Prior Year Periods

SALES

(in millions of dollars)



$4,619
$4,155
$16,961
$17,060
4Q22
4Q23
FY22
FY23

Sales Development		Volume		Price[2]
4Q23 vs. 4Q22	↑	1.7%	↓	(9.2)%
FY23 vs. FY22	↑	3.4%	↓	(1.9)%

ADJUSTED OPERATING INCOME[1]

(in millions of dollars)



$337
$(63)
$75
$926
$(77)
4Q22
3Q23
4Q23
FY22
FY23

Adj Operating Margin[1,2]

4Q22	4Q23	FY22	FY23
7.3%	1.8%	5.5%	(0.4)%

HIGHLIGHTS

- 4Q23 modest sales volume increase driven by sell-through of finished goods inventory
- 4Q23 average sales price decrease reflects depressed chicken commodity prices
- 4Q23 operating income decreased YoY primarily due to unfavorable pricing environment; sequential improvement of nearly $140M driven by lower input costs and ongoing operational enhancements



Tyson
Grilled & Ready
Tyson
anytizers
Boneless Chicken BITES
More to Love Tyson

[1] Represents a non-GAAP financial measure. Adjusted EPS, adjusted operating income and adjusted operating margin are explained and reconciled to comparable GAAP measures in the Appendix.
[2] Price and Adjusted Operating Margin exclude the impact of $118 million and $156 million of legal contingency accruals recognized as a reduction to Sales for 4Q23 and FY23, respectively.

TYSON FOODS, INC. NOVEMBER 13, 2023
9

Beef industry fundamentals remain challenging

Fourth Quarter and FY23 vs Comparable Prior Year Periods

SALES
(in millions of dollars)


$4,859
$5,029
$19,854
$19,325
4Q22
4Q23
FY22
FY23

ADJUSTED OPERATING INCOME[1]
(in millions of dollars)


$391
$17
$2,491
$233
4Q22
4Q23
FY22
FY23

HIGHLIGHTS

- 4Q23 sales increased due to higher pricing partially offset by lower volume
- As expected, 4Q23 operating income decreased due to spread compression from higher live cattle costs



Sales Development		Volume		Price
4Q23 vs. 4Q22	↓	(6.7)%	↑	10.2%
FY23 vs. FY22	↓	(3.1)%	↑	0.4%

Adj Operating Margin[1]

4Q22	4Q23	FY22	FY23
8.0%	0.3%	12.5%	1.2%

[1] Represents a non-GAAP financial measure. Adjusted EPS, adjusted operating income and adjusted operating margin are explained andreconciled to comparable GAAP measures in the Appendix.

TYSON FOODS, INC. NOVEMBER 13, 2023
10

Improving spreads in Pork

Fourth Quarter and FY23 vs Comparable Prior Year Periods

SALES
(in millions of dollars)



$1,604
$1,494
$6,414
$5,768
4Q22
4Q23
FY22
FY23

Sales Development		Volume		Price
4Q23 vs. 4Q22	↓	(0.2)%	↓	(6.7)%
FY23 vs. FY22	↓	(2.2)%	↓	(7.9)%

ADJUSTED OPERATING INCOME[1]
(in millions of dollars)



$198
4Q22
$(50)
4Q23
$(8)
FY22
FY23
$(128)

Adj Operating Margin[1]

4Q22	4Q23	FY22	FY23
(3.1)%	(0.5)%	3.1%	(2.2)%

HIGHLIGHTS

- 4Q23 sales decreased primarily due to lower pricing
- 4Q23 operating income increased as spreads and operations improved



[1] Represents a non-GAAP financial measure. Adjusted EPS, adjusted operating income and adjusted operating margin are explained andreconciled to comparable GAAP measures in the Appendix.

TYSON FOODS, INC. NOVEMBER 13, 2023
11

Prudent capital allocation in a challenging market


OPERATING CASH FLOW
(in billions of dollars)
$2.69
$1.75
FY22
FY23

BUILD FINANCIAL STRENGTH

Manage our leverage ratio to be at or below our long-term target


Leverage Ratio
(Net Debt/Adj. EBITDA)[1]
4.1x
<2.0x
FY23
Long-term Target

INVEST IN OUR BUSINESS

Disciplined investments to modernize and *expand* capacity and support growth


Capital Expenditures
(in billions)
$1.9
$1.9
FY22
FY23

RETURN CASH TO SHAREHOLDERS

Committed to returning cash to shareholders through dividends and opportunistic *share* repurchases


Dividends
(in millions)
$653
$670
FY22
FY23


Share Repurchases
(in millions)
$702
$354
FY22
FY23

[1] Represents a non-GAAP financial measure. Net debt/adjusted EBITDA is explained and reconciled to comparable GAAP measures in the Appendix.

TYSON FOODS, INC. NOVEMBER 13, 2023
12

Fiscal 2024 Guidance

TOTAL COMPANY

~Flat YoY Sales	**$1.0B-1.5B** Total AOI
Positive Free Cash Flow	**$1.0B-1.5B** Capital Expenditures
~23% Tax Rate	**~$400M** Net Interest Expense

SEGMENTS AOI

Prepared Foods



$800M-1B

Chicken



$400-700M

Beef



$(400)-0M

Pork



~Breakeven

TYSON FOODS, INC. NOVEMBER 13, 2023
13

Q & A Donnie King President & CEO John R. Tyson CFO Brady Stewart Group President, Beef, Pork and Chief Supply Chain Officer Melanie Boulden Group President, Prepared Foods and Chief Growth Officer Wes Morris Group President, Poultry Amy Tu President, International

Appendix

Segment Sales Channel Bridge Quarterly YoY

Fourth Quarter 2023

$ millions



$13,737
-$14
-$464
$170
-$110
-$2
$31¹
$13,348
Retail
Foodservice
Export
Industrial/ Other
Retail
Foodservice
Export
Industrial/ Other
Retail
Foodservice
Export
Industrial/ Other
Retail
Foodservice
Export
Industrial/ Other
4Q22
Prepared Foods
Chicken
Beef
Pork
International/Other
Intersegment
4Q23

[1] The amount of intersegment sales decreased on a year-over-year basis, which is an addition to total company sales
[2] Includes sales to international markets for internationally produced products or export sales of domestically produced products
[3] Includes a $118 million reduction due to the recognition of legal contingency accruals in Q4 2023 in our Chicken segment

Channel Highlights

- **Retail** increased $69M with increases in Beef of $240M and Prepared Foods of $21, offset by decreases in Pork of $34M and Chicken of $158M
- **Foodservice** increased $17M with an increase in Beef of $77M, partially offset by decreases in Pork of $4M, Chicken of $31M, and Prepared Foods of $25M
- **International[2]** decreased $177M, due to decreases in Beef of $100M, Chicken of $90M, and International/Other of $2M, partially offset by increases in Pork of $13M and Prepared Foods of $2M
- **Industrial and other[3]** declined $298M driven by declines in Beef of $50M, Pork of $68M, Chicken of $168M, and Prepared Foods of $12M

TYSON FOODS, INC. NOVEMBER 13, 2023

16

Non-GAAP Financial Measures TYSON FOODS, INC. NOVEMBER 13, 2023 17 Adjusted Operating Income (Loss), Adjusted Income (Loss) before Income Taxes, Adjusted Income Tax Expense (Benefit), Adjusted Net Income (Loss) Attributable to Tyson and Adjusted EPS, EBITDA, Adjusted EBITDA, net debt to EBITDA and net debt to Adjusted EBITDA are presented as supplemental financial measures in the evaluation of our business that are not required by, or presented in accordance with GAAP. The non-GAAP financial measures are tools intended to assist our management and investors in comparing our performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect our core operations on an ongoing basis. These non-GAAP measures should not be a substitute for their comparable GAAP financial measures. Investors should rely primarily on our GAAP results and use non-GAAP financial measures only supplementally in making investment decisions. We believe the presentation of these non-GAAP financial measures helps management and investors to assess our operating performance from period to period, including our ability to generate earnings sufficient to service our debt, enhances understanding of our financial performance and highlights operational trends. These measures are widely used by investors and rating agencies in the valuation, comparison, rating and investment recommendations of companies. Our calculation of non-GAAP measures may not be comparable to similarly titled measures reported by other companies and other companies may not define these non-GAAP financial measures in the same way, which may limit their usefulness of comparative measures. Definitions EBITDA is defined as net income (loss) before interest, income taxes, depreciation and amortization. Net debt to EBITDA (Adjusted EBITDA) represents the ratio of our debt, net of cash, cash equivalents and short-term investments, to EBITDA (and to Adjusted EBITDA). EBITDA, Adjusted EBITDA, net debt to EBITDA and net debt to Adjusted EBITDA are presented as supplemental financial measurements in the evaluation of our business. Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Income (Loss) before Income Taxes, Adjusted Income Tax Expense (Benefit), Adjusted Net Income (Loss) Attributable to Tyson and Adjusted EPS are defined as EBITDA, Operating Income (Loss), Income (Loss) before Income Taxes, Income Tax Expense (Benefit), Net Income (Loss) Attributable to Tyson and diluted earnings per share, respectively, excluding the impacts of any items that management believes do not directly reflect our core operations on an ongoing basis.

EPS By FSLI Reconciliation

$ in millions, except per share data (Unaudited)

GAAP Results					$ (463)		$ (556)	$ (113)	$ (450)	$ (1.31)
Production facilities fire costs, net of insurance proceeds[6]	-	4	-	-	4	-	4	1	3	0.01
Restructuring and related charges	-	6	25	-	31	-	31	8	23	0.06
Plant closures	-	215	-	-	215	-	215	55	160	0.45
Legal contingency accruals	118	-	-	-	118	-	118	30	88	0.25
China plant relocation remuneration[9]	-	(19)	-	-	(19)	-	(19)	(5)	(11)	(0.03)
Product line discontinuation	-	17	-	-	17	-	17	4	13	0.04
Goodwill impairment[8]	-	-	-	333	333	-	333	-	333	0.93
Remeasurement of net deferred tax liabilities at lower enacted state tax rat	-	-	-	-	-	-	-	26	(26)	(0.07)
Impact of antidilutive securities[10]	-	-	-	-	-	-	-	-	-	0.04
Adjusted Non-GAAP Results					$ 236		$ 143	$ 6	$ 133	$ 0.37

Results for the fourth quarter ended October 1, 2022

	Sales	Cost of Sales	Selling, General and Administrative	Goodwill Impairment	Operating Income (Loss)	Other (Income) Expense	Income (Loss) before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss) Attributable to Tyson	EPS Impact
GAAP Results					$ 766		$ 666	$ 129	$ 538	$ 1.50
Production facilities fire insurance proceeds, net of costs[6]	-	(9)	-	-	(9)	2	(7)	(2)	(5)	(0.01)
Restructuring and related charges	-	18	48	-	66	-	66	17	49	0.14
Adjusted Non-GAAP Results					$ 823		$ 725	$ 144	$ 582	$ 1.63

Tyson

TYSON FOODS, INC. NOVEMBER 13, 2023
18

EPS By FSLI Reconciliation

$ in millions, except per share data (Unaudited)

Results for the twelve months ended September 30, 2023	Sales	Cost of Sales	Selling, General and Administrative	Goodwill Impairment	Operating Income (Loss)	Other (Income) Expense	Income (Loss) before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss) Attributable to Tyson	EPS Impact
GAAP Results					$ (395)		$ (678)	$ (29)	$ (648)	$ (1.87)
Production facilities fire insurance proceeds, net of costs[6]	-	(53)	-	-	(53)	(22)	(75)	(17)	(58)	(0.16)
Restructuring and related charges	-	29	95	-	124	-	124	29	95	0.26
Plant closures	-	322	-	-	322	-	322	82	240	0.67
Legal contingency accruals	156	-	-	-	156	-	156	39	117	0.33
China plant relocation remuneration[9]	-	(19)	-	-	(19)	-	(19)	(5)	(11)	(0.03)
Product line discontinuation	-	17	-	-	17	-	17	4	13	0.04
Goodwill impairment[8]	-	-	-	781	781	-	781	-	757	2.13
Remeasurement of net deferred tax liabilities at lower enacted state tax rates	-	-	-	-	-	-	-	26	(26)	(0.07)
Impact of antidilutive securities[10]	-	-	-	-	-	-	-	-	-	0.04
Adjusted Non-GAAP Results					$ 933		$ 628	$ 129	$ 479	$ 1.34

Results for the twelve months ended October 1, 2022	Sales	Cost of Sales	Selling, General and Administrative	Goodwill Impairment	Operating Income (Loss)	Other (Income) Expense	Income (Loss) before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss) Attributable to Tyson	EPS Impact
GAAP Results					$ 4,410		$ 4,149	$ 900	$ 3,238	$ 8.92
Production facilities fire insurance proceeds, net of costs[6]	-	(62)	-	-	(62)	(52)	(114)	(29)	(85)	(0.23)
Restructuring and related charges	-	18	48	-	66	-	66	17	49	0.14
Remeasurement of net deferred tax liabilities at lower enacted state tax rates					-	-	-	36	(36)	(0.10)
Adjusted Non-GAAP Results					$ 4,414		$ 4,101	$ 924	$ 3,166	8.73

Tyson

TYSON FOODS, INC. NOVEMBER 13, 2023
19

5 Excludes the amortization of debt issuance and discount expense of $10 million and $11 million for the twelve months ended September 30, 2023 and October 1, 2022, respectively, as it is included in interest expense. 6 Relates to fires at production facilities in Chicken in the fourth quarter of fiscal 2021 and Beef in the fourth quarter of fiscal 2019. 7 Removal of accelerated depreciation of $19 million related to restructuring and related charges and $114 million related to plant closures for the twelve months ended September 30, 2023 as it is already included in depreciation expense. 8 Goodwill impairment is non-deductible for income tax purposes and the EPS impact is net of $24 million associated with Net Income (Loss) Attributable to Noncontrolling Interests. 9 The China plant relocation remuneration EPS impact is net of $3 million associated with Net Income (Loss) Attributable to Noncontrolling Interests. 10 GAAP EPS, Net Income (Loss) Per Share Attributable to Tyson, excluded the impact of certain antidilutive securities given the Company incurring a net loss for fiscal 2023. Adjusted Non-GAAP EPS is in a net income position, and thus, the impact of the otherwise antidilutive securities under GAAP EPS were added back in the calculation of Adjusted Non-GAAP EPS. EBITDA Reconciliations $ in millions, except per share data (Unaudited) TYSON FOODS, INC. AUGUST 7, 2023 20 September 30,2023 October 1, 2022 Net income (loss) (649)$ 3,249$ Less: Interest income (30) (17) Add: Interest expense 355 365 Add/(Less): Income tax expense (benefit) (29) 900 Add: Depreciation 1,100 945 Add: Amortization 5 229 246 EBITDA 976$ 5,688$ Adjustments to EBITDA: Less: Production facilities fire insurance proceeds, net of costs 6 (75)$ (114)$ Add: Restructuring and related charges 124 66 Add: Plant closures 322 — Add: Legal contingency accruals 156 — Add: Goodwill impairment 781 — Less: China plant relocation remuneration (19) — Add: Product line discontinuation 17 — Less: Depreciation included in EBITDA adjustments 7 (133) — Total Adjusted EBITDA 2,149$ 5,640$ Total gross debt 9,506 8,321 Less: Cash and cash equivalents (573) (1,031) Less: Short-term investments (15) (1) Total net debt 8,918$ 7,289$ Ratio Calculations: Gross debt/EBITDA 9.7x 1.5x Net debt/EBITDA 9.1x 1.3x Gross debt/Adjusted EBITDA 4.4x 1.5x Net debt/Adjusted EBITDA 4.1x 1.3x Twelve Months Ended

Chicken Segment Sequential Operating Income (Loss) Reconciliation September 30, 2023 July 1, 2023 Change Reported operating income (loss) (267)$ (314)$ 47$ GAAP ROS % -6.4% (7.5)% 1.1% Add: Production facilities fire insurance proceeds, net of costs5 4 (22) 26 Add: Restructuring and related charges 5 10 (5) Add: Plant closures 215 15 200 Add: Legal contingency accrual 118 38 80 Add: Goodwill impairment - 210 (210) Adjusted operating income (loss) 75$ (63)$ 138$ Adjusted ROS % 1.8% (1.5)% 3.3% Three Months Ended $ in millions (Unaudited) 5 Relates to a fire at a production facility in Chicken in the fourth quarter of fiscal 2021.

Segment Operating Income Reconciliations

$ in millions (Unaudited)

Adjusted Segment Operating Income (Loss) (for the fourth quarter ended September 30, 2023)	Beef	Pork	Chicken	Prepared Foods	International/ Other	Total
Reported operating income (loss)	$ (323)	$ (11)	$ (267)	$ 118	$ 20	$ (463)
Add: Production facilities fire insurance costs, net of proceeds[6]	—	—	4	—	—	4
Add: Restructuring and related charges	7	3	5	16	—	31
Add: Plant closures	—	—	215	—	—	215
Add: Legal contingency accruals	—	—	118	—	—	118
Add: Goodwill impairment	333	—	—	—	—	333
Less: China plant relocation remuneration	—	—	—	—	(19)	(19)
Add: Product line discontinuation	—	—	—	17	—	17
Adjusted operating income (loss)	$ 17	$ (8)	$ 75	$ 151	$ 1	$ 236

Adjusted Segment Operating Income (Loss) (for the fourth quarter ended October 1, 2022)	Beef	Pork	Chicken	Prepared Foods	International/ Other	Total
Reported operating income (loss)	$ 375	$ (55)	$ 340	$ 111	$ (5)	$ 766
Less: Production facilities fire insurance proceeds, net of costs[6]	—	—	(9)	—	—	(9)
Add: Restructuring and related charges	16	5	6	36	3	66
Adjusted operating income (loss)	$ 391	$ (50)	$ 337	$ 147	$ (2)	$ 823

6 Relates to fires at production facilities in Chicken in the fourth quarter of fiscal 2021 and Beef in the fourth quarter of fiscal 2019.

Tyson

TYSON FOODS, INC. NOVEMBER 13, 2023

22

Segment Operating Income Reconciliations

$ in millions (Unaudited)

Adjusted Segment Operating Income (Loss) (for the twelve months ended September 30, 2023)	Beef	Pork	Chicken	Prepared Foods	International/ Other	Total
Reported operating income (loss)	$ (91)	$ (139)	$ (770)	$ 823	$ (218)	$ (395)
Add: Production facilities fire insurance proceeds, net of costs[6]	(42)	—	(11)	—	—	(53)
Add: Restructuring and related charges	33	11	16	49	15	124
Add: Plant closures	—	—	322	—	—	322
Add: Legal contingency accruals	—	—	156	—	—	156
Add: Goodwill impairment	333	—	210	—	238	781
Less: China plant relocation remuneration	—	—	—	—	(19)	(19)
Add: Product line discontinuation	—	—	—	17	—	17
Adjusted operating income (loss)	$ 233	$ (128)	$ (77)	$ 889	$ 16	$ 933

Adjusted Segment Operating Income (Loss) (for the twelve months ended October 1, 2022)	Beef	Pork	Chicken	Prepared Foods	International/ Other	Total
Reported operating income (loss)	$ 2,502	$ 193	$ 955	$ 746	$ 14	$ 4,410
Less: Production facilities fire insurance proceeds, net of costs[6]	(27)	—	(35)	—	—	(62)
Add: Restructuring and related charges	16	5	6	36	3	66
Adjusted operating income (loss)	$ 2,491	$ 198	$ 926	$ 782	$ 17	$ 4,414

6 Relates to fires at production facilities in Chicken in the fourth quarter of fiscal 2021 and Beef in the fourth quarter of fiscal 2019.

Tyson

TYSON FOODS, INC. NOVEMBER 13, 2023

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